UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2020

ZOSANO PHARMA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court
Fremont, CA 94555
(Address of principal executive offices) (Zip Code)
(510) 745-1200
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ZSAN	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01    Other Events.
On June 13, 2020, Zosano Pharma Corporation (the “Company”) announced that new post-hoc efficacy analyses of QtryptaTM, the Company’s lead investigational product candidate for the acute treatment of migraine, would be presented as a virtual oral presentation on the 2020 American Headache Society’s Virtual Annual Scientific Meeting Platform.
Six different measurements of pain reduction from the exploratory efficacy results in the long-term safety study (“LTSS”) were examined and compared to the positive clinical results observed in the Phase 2/3 Zotrip study. Across all six efficacy measurements, which included pain freedom and pain relief at 2 hours, clinical activity observed in the LTSS during the one-year trial period treating approximately 6,000 attacks was consistent with the positive pivotal study results.

Parameter	ZOTRIP (Single Dose)		Open-Label
			Long-Term
	Placebo	M207 3.8 mg	M207 3.8 mg
	(n = 77)	(n = 82)	(5,617 migraine attacks*)
Pain Freedom at 2 hours	14%	42%	44%
Pain Relief at 2 hours	57%	81%	81%
Sustained Pain Freedom 2-24 hour	10%	32%	38%
Sustained Pain Freedom 2-48 hour	9%	27%	35%
Sustained Pain Relief 2-24 hour	38%	68%	70%
Sustained Pain Relief 2-48 hour	33%	63%	65%

* For sustained endpoints, data from all timepoints 2-24 (48) hours had to be present
Similar to the pivotal study, the most common adverse events observed in the LTSS were redness and swelling at the application site, of which more than 95% were classified as mild. 80% of these site reactions were generally resolved within 48 hours. Patients treated with QtryptaTM reported less triptan-like neurological side effects than are typically found with the class, with less than 2% of patients in the LTSS reporting effects such as dizziness and paresthesia.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Date: June 15, 2020	By:	/s/ Christine Matthews
Name: Christine Matthews
Title: Chief Financial Officer